U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 10, 2007


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                     0-21874
                            (Commission File Number)

Jersey (Channel Islands) U.K.                 Not applicable
(State or Other Jurisdiction       (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                               May 10, 2007


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                 March 31, 2007


London,  May 10, 2007 - Berkeley  Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm, primarily in the telecommunications and medical industries. The Company represents Silicon Valley and other telecommunications equipment companies in dealing with large incumbent European and Japanese telecommunications companies. Our intention is to continue operating the Company to maximize shareholder value. We are an operating company and intend to generate value through our successful efforts over time.

The Company today reported financial results for its fiscal quarter ended March 31, 2007. The Company's consolidated net income, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the first quarter of 2007, was $0.7 million, or $0.01 per diluted share and $0.13 per diluted ADR, compared with a loss of $(0.7) million, or $(0.01) per diluted share and $(0.14) per diluted ADR, for the same period in 2006.

A $1.2 million payment representing a partial distribution resulting from the settlements achieved in the WorldCom, Inc. securities litigation primarily contributed to the net income for the quarter. LPAL held certain WorldCom, Inc. publicly traded bonds which it sold at a loss in 2002. The $1.2 million payment has been recognized in the first quarter of 2007 in the Company's consolidated statement of operations as a realized gain, which reverses part of the realized loss recorded in 2002. The Company expects to receive an additional $0.4 million as a final distribution later in 2007. Since these payments are for LPAL's account, they are not available to fund the operations or commitments of the Company or its other subsidiaries.

A decline in operating expenses of $0.2 million and an increase in consulting fee income of $0.1 million also contributed toward the net income for the quarter. The impact of stock market volatility on the Company's results has been negligible following the sale of most of its common stock holdings during 2004 and early in 2005. London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the first quarter of 2007 by $1.7 million to $2.0 million primarily due to maturing policies.

                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations,
(vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                     Jersey                          (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended March 31, 2007

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Operations
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                          ..............................
                                                                               2007             2006
                                                                          .............    .............

 Revenues:
 Investment income                                                             $    231         $    354
 Consulting and other fee income                                                    205              154
 Net realized investment gains                                                    1,198                -
 Change in net unrealized investment gains and losses on
   trading securities                                                                 -               57
                                                                          .............    .............
                                                                                  1,634              565
 Expenses:
 Amounts credited on insurance policyholder accounts                                 30              170
 Operating expenses                                                                 924            1,116
                                                                          .............    .............
                                                                                    954            1,286
                                                                          .............    .............
 Income (loss) before income tax expense                                            680             (721)

 Income tax expense                                                                   2                5
                                                                          .............    .............
 Net income (loss)                                                             $    678         $   (726)
                                                                          .............    .............
                                                                          .............    .............






 Basic and diluted earnings (loss) per share                                   $   0.01         $ (0. 01)
                                                                          .............    .............
                                                                          .............    .............

 Basic and diluted  earnings (loss) per ADR                                    $   0.13         $ (0. 14)
                                                                          .............    .............
                                                                          .............    .............

Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                            March 31,       December 31,
                                                                              2007             2006
                                                                          .............    .............
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $6,005 and $9,021
      as of March 31, 2007 and December 31, 2006, respectively)                $  6,000         $  9,007
    Held-to-maturity, at amortized cost (fair value: $2,000 and $3,004
      as of March 31, 2007 and December 31, 2006, respectively)                   2,002            3,009
  Equity securities:
    Available-for-sale, at estimated fair value (cost: $844 as of
      March 31, 2007 and December 31, 2006)                                         844              844
                                                                          .............    .............
Total investments                                                                 8,846 (1)       12,860

Cash and cash equivalents                                                         9,670 (1)        6,707
Accrued investment income                                                           329              304
Other assets                                                                        359              366
                                                                          .............    .............
Total assets                                                                   $ 19,204         $ 20,237
                                                                          .............    .............
                                                                          .............    .............

                   LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                              $  1,967         $  3,640
Accounts payable and accruals                                                       623              674
                                                                          .............    .............
Total liabilities                                                                 2,590            4,314
                                                                          .............    .............
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of  March 31, 2007
  and December 31, 2006                                                           3,222            3,222
Additional paid-in capital                                                       67,723           67,718
Retained earnings                                                                 8,677            7,999
Employee benefit trusts, at cost (13,522,381 shares as of
  March 31, 2007 and December 31, 2006)                                         (62,598)         (62,598)
Accumulated other comprehensive loss                                               (410)            (418)
                                                                          .............    .............
Total shareholders' equity                                                       16,614           15,923
                                                                          .............    .............
Total liabilities and shareholders' equity                                     $ 19,204         $ 20,237
                                                                          .............    .............
                                                                          .............    .............

(1) Includes $6,844 of investments and $6,856 of cash and cash equivalents in the Company's insurance subsidiary (LPAL) which are not currently available to fund the operations or commitments of the
    Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                 Three Months Ended
                                                                                       March 31,
                                                                          ..............................

                                                                              2007             2006
                                                                          .............    .............

Net cash used in operating activities                                          $   (532)       $    (592)


Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                               -           (3,035)
Purchases of available-for-sale fixed maturity securities                             -           (9,082)
Proceeds from maturity of held-to-maturity fixed maturity securities              1,000            7,000
Proceeds from sale and maturity of available-for-sale fixed maturity              3,000            6,575
securities
Partial proceeds from WorldCom, Inc. securities litigation settlement             1,198                -
                                                                          .............    .............
Net cash provided by investing activities                                         5,198            1,458
                                                                          .............    .............

Cash flows from financing activities:
Insurance policyholder benefits paid                                             (1,703)          (2,710)
                                                                          .............    .............
Net cash used in financing activities                                            (1,703)          (2,710)
                                                                          .............    .............

Net increase (decrease) in cash and cash equivalents                              2,963           (1,844)
Cash and cash equivalents at beginning of period                                  6,707           10,039
Foreign currency translation adjustment                                               -               21
                                                                          .............    .............
Cash and cash equivalents at end of period (1), (2)                            $  9,670         $  8,216
                                                                          .............    .............
                                                                          .............    .............

(1) Does not include $1,036 of cash held in escrow as of March 31, 2006.

(2) The amount for March 31, 2007 includes $6,856 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.